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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 17, 2003

FLAG Telecom Group Limited
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-29207 (Commission File Number)	N/A (IRS Employer Identification No.)
Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code
1-(441) 296-0909

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events

        On November 14, 2003, FLAG Telecom Group Limited (the "Company") issued a press release stating the Company has filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2003. The press release is furnished herewith and incorporated by reference herein.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)
Exhibits

Exhibit No.	Description
99.1	Press Release dated November 14, 2003 of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED (Registrant)
Date: November 17, 2003	By:	/s/ KEES VAN OPHEM
	Name:	Kees van Ophem
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 14, 2003 of the Company.

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  ITEM 5. Other Events
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX